Exhibit 99.2

November 2026 Third Quarter 2026 Earnings Supplement

2 Forward Looking Statements Use of Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, the anticipated synergies and other benefits of acquired businesses and any future acquisitions, revenue, expenses, EBITDA, Adjusted EBITDA and Adjusted EBITDA margins, adjusted EPS - diluted, free cash flow or other financial items, such as the Company's projected capitation and future liquidity, our ability to successfully integrate and effectively leverage artificial intelligence capabilities in our business and operations, statements relating to our cybersecurity measures and expectations regarding our ability to contain and remediate the cybersecurity incident, expectations regarding the expected impact of changes in Medicare Advantage rates, as well as statements or expectations regarding the material weakness in internal control over financial reporting and the Company’s ability to remediate such material weakness in a timely manner and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company’s last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. This presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, and adjusted EPS – diluted of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. This presentation also contains the non-GAAP financial measure free cash flow, of which the most directly comparable financial measure presented in accordance with U.S GAAP is net cash provided by operating activities. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA, Adjusted EBITDA margin, adjusted EPS – diluted, and free cash flow as supplemental performance measures of our operations, for financial and operational decision-making, and as supplemental means of evaluating period-to-period comparisons on a consistent basis, and, for free cash flow, to reflect the cash flow trends in our business. Adjusted EBITDA is calculated as earnings before interest expense, interest income, income taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. Adjusted net income attributable to Astrana is calculated as net income, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, amortization of intangible assets attributable to acquisitions, certain tax adjustments, and amounts related to net income or loss attributable to non-controlling interests. The Company defines adjusted EPS - diluted as adjusted net income attributable to Astrana over weighted average shares of common stock outstanding - diluted. The Company defines free cash flow as net cash provided by operating activities minus cash used in purchases of property and equipment. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, adjusted EPS – diluted, and free cash flow differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

3 Q3 2026 Financial Results Revenue $1,023.6 7%1 Adj. EPS – Diluted3 $0.71 4%1 YTD Free Cash Flow4 $105.45 5%5 Third Quarter 2026 Performance Highlights $ in millions, except for per share information 1. All comparisons are to the three months ended September 30, 2025, unless otherwise stated. 2. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. 3. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non-GAAP Financial Measures” slides for more information. 4. See “Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” and “Use of Non-GAAP Financial Measures” slides for more information. 5. Free cash flow is provided for the nine months ended September 30, 2026 and compared to the nine months ended September 30, 2025. Adj. EBITDA2 $77.2 13%1 NI attr. to ASTH $13.0 3,372%1

4 Actual FY 2025 Results FY 2026 Guidance Range2,3,4 Growth at Midpoint of Guidance5 Total Revenue $3,181.8 $3,900 - $4,000 24.1% Adjusted EBITDA2 $205.4 $261 - $274 30.2% Free Cash Flow3 $104.5 $107.5 - $130 13.6% Q3 2026 Financial Results1 Revenue $1,023.6 Adjusted EBITDA2 $77.2 YTD Free Cash Flow3 $105.4 1. Q3 2026 Financial Results are provided for the three months ended September 30, 2026 except for free cash flow, which is provided for the nine months ended September 30, 2026. 2. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 3. See “Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 4. Narrowing guidance for Revenue, Adjusted EBITDA and Free Cash Flow. 5. Comparisons are to the year ended December 31, 2025, unless otherwise stated. $ in millions FY2026 Guidance

5 Growth Sustainably growing membership to bring better care to more Americans Astrana now serves approximately 1.5 million patients in value-based arrangements, including approximately 1.2 million members in our Care Partners segment Closed a tuck-in acquisition of an independent physician association in Georgia on October 1, 2026 Third Quarter 2026 Highlights and Recent Updates Operating Leverage Driving operating leverage across our business through our Care Enablement suite Added two new Care Enablement clients: a primary and multispecialty care group in Connecticut and a hospital in California Year-to-date G&A expense of approximately 6.2% of revenue, improvement of approximately 80 basis points year over year Risk Progression Increasing alignment through total cost of care responsibility in value-based arrangements 82% of FY2026 capitation revenue expected to be generated under full-risk arrangements 43% of Care Partners members expected to be in full-risk arrangements by year-end Outcomes and Cost Achieving superior patient outcomes while managing cost Consolidated medical cost trend year to date tracking below our full-year assumption of approximately 5.2% Annual Wellness Visit (AWV) program has reached nearly 65% of eligible members year to date, helping identify risks earlier and close gaps in care

6 Projected Full-risk Partial-risk Members by Risk Arrangement2 35% 47% 73% 76% 82% 100% 65% 53% 27% 24% 18% 2021 2022 2023 2024 2025 2026 E 43% 57% 2026 E Capitated Revenue by Risk Arrangement1 Our partial-risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. 1. Revenue by risk arrangement represents capitation revenue only. 2. Members by risk arrangement represent Care Partners membership only. 3. 2026 E based on Full Year 2026 forecast. Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics 2025 2026 E3 2026 E3

7 Revenue by Type1 61% 26% 9% 4% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type1 85% 15% Full-risk Partial-risk Revenue by Risk Arrangement1,2 46% 54% Full-risk Partial-risk Members by Risk Arrangement3 Our Value-Based Care Business is Diverse 1% 1. Revenue for the quarter ended September 30, 2026. 2. Revenue by risk arrangement represents capitation revenue only. 3. Members by risk arrangement represent Care Partners membership only as of September 30, 2026. 92% 2% 2% 3% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income

8 Revenue ($ in millions) Adj. EBITDA ($ in millions) $561 $687 $774 $1,144 $1,387 $2,035 $3,182 2019 2020 2021 2022 2023 ~32% CAGR 2024 $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 $205.4 2019 2020 2021 2022 2023 2024 ~26% CAGR 2025 $3,900- $4,000 $261- $274 2026 E1 2026 E1 2025 Astrana grows profitably across all market conditions Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, and “Use of Non-GAAP Financial Measures“ slides for more information. 1. 2026 E based on guidance (bar is at midpoint).

9 Quarter over Quarter Segment Revenue Revenue $ in millions Q3 2025 Q4 2025 Q1 2026 Q2 2026 Care Partners High-performing network of aligned providers $892.5 $909.7 Care Delivery High-quality system of employed providers $86.9 $92.1 $85.1 Care Enablement Full-stack tech, clinical, and operations platform $87.3 $78.9 $87.7 Inter-company $(115.9) $(112.9) $(117.4) Total $956.0 $950.5 $965.1 $932.8 $74.7 $85.6 $(120.6) $972.5 $897.7 Note: Numbers may not total due to rounding. Certain amounts disclosed in the prior periods have been recast to conform to the current period presentation. Specifically, segments are presented net of intrasegment eliminations. Q3 2026 $968.8 $91.0 $92.0 $(128.2) $1,023.6

10 Selected Financial Results

11 Three Months Ended September 30, $ in thousands, except per share data 2026 2025 Revenue Capitation, net $ 936,662 $ 863,380 Risk pool settlements and incentives 24,324 30,798 Management fee income 14,105 15,217 Fee-for-service, net 35,122 40,080 Other revenue 13,403 6,573 Total revenue 1,023,616 956,048 Total expenses 983,737 936,838 Income from operations 39,879 19,210 Net income $ 20,269 $ 1,077 Net income attributable to non-controlling interests 7,317 704 Net income attributable to Astrana Health, Inc. $ 12,952 $ 373 Earnings per share – diluted $ 0.26 $ 0.01 EBITDA1 $ 58,718 $ 35,462 Adjusted EBITDA1 $ 77,205 $ 68,482 Adjusted EPS – Diluted2 $ 0.71 $ 0.68 Summary of Selected Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. 2. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non-GAAP Financial Measures” slides for more information.

12 $ in thousands Care Partners Care Delivery Care Enablement Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 968,757 91,017 92,001 (128,159) - 1,023,616 % change vs prior year quarter 8% 5% 5% Cost of services 829,490 69,116 47,915 (46,453) - 900,068 General and administrative expenses 77,694 22,229 18,425 (81,713) 31,412 68,047 Depreciation and amortization 12,480 1,263 1,226 - 653 15,622 Total expenses 919,664 92,608 67,566 (128,166) 32,065 983,737 Income (loss) from operations $ 49,093 (1,591) 24,435 7 1 (32,065) 39,879 % change vs prior year quarter 94% 56% 4% For the three months ended September 30, 2026 Segment Results 1. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is presented within other income which is not presented in the table.

13 $ in millions 9/30/2026 12/31/2025 $ Change Cash and cash equivalents1 $396.2 $429.5 $(33.3) Working capital $193.9 $248.0 $(54.1) Total stockholders’ equity $868.3 $793.3 $75.0 Balance Sheet Highlights 1. Excluding restricted cash and marketable securities.

14 1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 2. Other, net, for the three months ended September 30, 2026 relates to post-acquisition integration costs and a fair value remeasurement of a previously held equity method investment that is now fully acquired, partially offset by non-cash change to the fair value of our interest rate swap.; 3. Other, net for the three months ended September 30, 2025 relates to $13.0 million for a legal matter with a provider associated with CFC Health Plan, Inc., transaction and other costs related to our acquisitions, including $12.7 million related to our completed acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., non-cash changes in the fair value of our call option and collar agreement, and severance. Three Months Ended September 30, $ in thousands 2026 2025 Net Income $ 20,269 $ 1,077 Interest expense 15,021 17,718 Interest income (4,147) (3,522) Provision for income taxes 11,953 4,594 Depreciation and amortization 15,622 15,595 EBITDA 58,718 35,462 Income from equity method investments (860) (1,019) Other, net 3,7842 26,3403 Stock-based compensation 15,563 7,699 Adjusted EBITDA Adjusted EBITDA margin1 $ 77,205 8% $ 68,482 7% Reconciliation of Net Income to EBITDA & Adjusted EBITDA

# Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

| For the twelve months ended<br>$ in millions | TTM Ended September 30, 2026 | Year Ended 2025 | 2024 | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|---|---|---|
| **Net Income** | $ 58.4 | $ 24.1 | $ 49.9 | $ 57.8 | $ 45.7 | $ 46.1 | $ 122.1 | $ 15.8 |
| Interest expense | 64.6 | 50.0 | 33.1 | 16.1 | 7.9 | 5.4 | 9.5 | 4.7 |
| Interest income | (17.9) | (12.2) | (14.5) | (14.2) | (2.0) | (1.6) | (2.8) | (2.0) |
| Provision for income taxes | 28.2 | 15.5 | 30.9 | 32.0 | 40.9 | 31.7 | 56.3 | 10.0 |
| Depreciation and amortization | 63.1 | 45.7 | 27.9 | 17.7 | 17.5 | 17.5 | 18.4 | 18.3 |
| **EBITDA**[1] | 196.5 | 123.1 | 127.3 | 109.5 | 110.1 | 99.1 | 203.5 | 46.8 |
| (Income) loss from equity method investments | (4.3) | (1.7) | (4.5) | (5.1) | (5.7)[9] | 5.3[9] | (0.3)[9] | 2.9 |
| Gain on sale of equity method investment | - | - | - | - | - | (2.2) | - | - |
| Other, net | 24.0[2] | 45.4[3] | 13.0[4] | 6.2[5] | 3.3[6] | (1.7)[7] | (0.5)[7] | 2.0[10] |
| Stock-based compensation | 48.6 | 38.6 | 34.5 | 22.0 | 16.1 | 6.7 | 3.4 | 0.9 |
| APC excluded assets costs | - | - | - | 14.0 | 16.2[9] | 26.4[9] | (103.3)[9] | 1.5 |
| **Adjusted EBITDA**[1] | $ 264.8 | $ 205.4 | $ 170.4 | $ 146.6 | $ 140.0 | $ 133.5 | $ 102.8 | $ 54.2 |
| | | | | | | | | |
| **Net Revenue** | $ 3,911.8 | $ 3,181.8 | $ 2,034.5 | $ 1,386.7 | $ 1,144.2 | $ 773.9 | $ 687.2 | $ 560.6 |
| **Adjusted EBITDA Margin**[8] | 7% | 6% | 8% | 11% | 12% | 17% | 15% | 10% |

1. See "Use of Non-GAAP Financial Measures" slide for more information.; 2. Other, net, for TTM ended September 30, 2026, relates to post-acquisition integration costs, an allowance on receivables that the Company plans to recover from the payer, non-routine legal matters, severance, fair value remeasurement of a previously held equity method investments that is now fully acquired, and transaction and other costs related to our acquisitions including Prospect, partially offset by non-cash changes to the fair value of an equity purchase financing obligation and our interest rate swap, and employer retention tax credits related to COVID-19 relief.; 3. Other, net, for the year ended December 31, 2025, relates to $13.0 million for a legal matter with a provider associated with CFC HP, transaction and other costs related to our acquisitions including $25.9 million for Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, and severance, partially offset by employer retention tax credits related to COVID-19 relief.; 4. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes in the fair value of our call option, an equity purchase financing obligation, contingent liabilities, and our collar agreement.; 5. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of an equity purchase financing obligation, contingent liabilities, and our collar agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 6. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred, non-cash changes in the fair value of an equity purchase financing obligation and contingent liabilities.; 7. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020.; 8. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 9. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments.; 10. Other, net for the year ended December 31, 2019 is related to goodwill impairment.

15

16 Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS - Diluted Three Months Ended September 30, $ in thousands, except for share and per share data 2026 2025 Net income $ 20,269 $ 1,077 Income from equity method investments (860) (1,019) Other, net1 3,784 26,340 Stock-based compensation 15,563 7,699 Amortization of intangible assets attributable to acquisitions 13,779 14,177 Tax adjustments (5,562)2 (10,614)3 Adjusted net income attributable to non-controlling interests (11,747)4 (3,871)5 Adjusted net income attributable to Astrana Health, Inc.6 $ 35,226 $ 33,789 Weighted average shares of common stock outstanding – diluted 49,915,989 49,473,417 Adjusted earnings per share – diluted6 $ 0.71 $ 0.68 1. The components of other, net, as set forth in the table above, are described in the footnotes to the table under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin”. Please see the footnotes to such table for additional information.; 2. Tax adjustments for the three months ended September 30, 2026, includes the tax effect for, at a 27.4% statutory blended tax rate, the adjustments made to net income of $8.8 million, partially offset by 162(m) impact of $3.3 million.; 3. Tax adjustments for the three months ended September 30, 2025, includes the tax effect for, at a 27.1% statutory blended tax rate, the adjustments made to net income of $12.8 million, partially offset by 162(m) impact of $1.7 million.; 4. Includes net income attributable to non-controlling interests ("NCI") of $7.3 million, as well as adjustments attributable to NCI of $4.4 million, for the three months ended September 30, 2026.; 5. Includes net income attributable to NCI of $0.7 million, as well as adjustments attributable to NCI of $3.2 million, for the three months ended September, 2025.; 6. See “Use of Non-GAAP Financial Measures” slide for more information.

17 $ in thousands Actual Results Guidance1 Nine Months Ended September 30, 2026 Year Ended December 31, 2025 Nine Months Ended September 30, 2025 Year Ending December 31, 2026 Low High Net cash provided by operating activities $ 117,077 $ 114,597 $ 117,484 $ 127,500 $ 142,500 Cash used in purchases of property and equipment (11,711) (10,106) (7,042) (20,000) (12,500) Free cash flow2 $ 105,366 $ 104,491 $ 110,442 $ 107,500 $ 130,000 1. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 2. See “Use of Non-GAAP Financial Measures” slide for more information. Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

18 .. Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA 1. Note: See “Use of Non-GAAP Financial Measures” slide for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 2026 Guidance Range $ in thousands Low High Net Income $ 55,000 $ 61,000 Interest expense 43,000 44,000 Provision for income taxes 32,000 33,000 Depreciation and amortization 62,000 64,000 EBITDA 1 192,000 202,000 Income from equity method investments (4,000) (4,000) Other, net 23,000 25,000 Stock-based compensation 50,000 51,000 Adjusted EBITDA1 $ 261,000 $ 274,000

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